Dreyfus Alternative Diversifier Strategies Fund

Prospectus March 1, 2019

Class	Ticker
A	DRNAX
C	DRNCX
I	DRNIX
Y	DRYNX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	9
Investment Risks	14
Management	21
Shareholder Guide

Choosing a Share Class	23
Buying and Selling Shares	29
General Policies	32
Distributions and Taxes	34
Services for Fund Investors	35
Financial Highlights	37
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 23 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees**	.25	.25	.25	.25
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.61	.59	.13	.05
Acquired fund fees and expenses+	1.34	1.34	1.34	1.34
Total annual fund operating expenses	2.20	2.93	1.72	1.64
Fee waiver and/or expense reimbursement++	(.06)	(.04)	--	--
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.14	2.89	1.72	1.64

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
**The fund's investment adviser, The Dreyfus Corporation, is paid a management fee at the annual rate of 1.35% applied to that portion of the fund's average daily net assets allocated to direct investments in securities and at the annual rate of 0.25% applied to that portion of the fund's average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and cash equivalents).
+Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investment in underlying funds. The fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of total expenses to average net assets in the Financial Highlights tables.
++The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55%. On or after March 1, 2020, The Dreyfus Corporation may terminate this expense limitation at any time. Because "acquired fund fees and expenses" are incurred indirectly by the fund, such fees and expenses are not included in the expense limitations.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$780	$1,218	$1,682	$2,959
Class C	$392	$903	$1,539	$3,249
Class I	$175	$542	$933	$2,030
Class Y	$167	$517	$892	$1,944

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$780	$1,218	$1,682	$2,959
Class C	$292	$903	$1,539	$3,249
Class I	$175	$542	$933	$2,030
Class Y	$167	$517	$892	$1,944

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 19.18% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally allocates its assets across non-traditional or "alternative" asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund normally allocates its assets among other investment companies (the underlying funds) that employ alternative investment strategies. Underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs). The fund generally will allocate its assets to other funds managed by The Dreyfus Corporation (Dreyfus), and will allocate its assets to unaffiliated funds generally when the desired economic exposure to a particular alternative investment strategy is not available through a fund managed by Dreyfus, the fund's investment adviser, or its affiliates or for diversification purposes.

The fund seeks to achieve its investment objective—long-term capital appreciation—by allocating its assets among asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. The fund uses a "fund of funds" approach by investing in underlying funds. The fund currently intends to allocate its assets among underlying funds that employ the following alternative investment strategies:

Long/short strategies generally maintain long and short positions primarily in equity securities and equity derivatives, including futures, options, swap agreements and contracts for difference. Long/short strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, holding period and market capitalizations. Long/short strategies generally seek lower volatility than, and low to moderate correlation to, major equity market indices and typically will have significant short positions. Although the fund intends to maintain an overall long position in the fund's assets allocated to long/short strategies, in certain circumstances, the short positions in that portion of its assets may approach or reach the size of the fund's overall long positions in that portion of its assets. A short sale involves the sale of a security that the fund or underlying fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. The fund currently may allocate up to 55% of its assets to long/short strategies.

Absolute return hedge strategies employ a wide range of investment tools in seeking to achieve positive returns with low correlation to traditional performance benchmarks even in declining market conditions. Absolute return hedge strategies have the flexibility to allocate investments among global equities and fixed-income securities and other asset classes, including alternative or non-traditional asset classes, and use derivative instruments. The fund currently may allocate up to 40% of its assets to absolute return hedge strategies.

Real estate-related strategies focus on investing in securities related to the real estate industry (including publicly-traded real estate investment trust securities (REITs) and real estate operating companies) and may be diversified across multiple sectors. Companies engaged in the real estate industry include those involved in the development, ownership, construction, management or sale of real estate. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The fund currently may allocate up to 40% of its assets to real estate-related strategies.

Commodities strategies seek to gain exposure to commodities markets by investing in commodity-linked derivative instruments and commodity-linked equity and fixed-income securities and commodity-related ETFs. Commodities are assets that have tangible properties, such as oil, precious metals, chemicals, and agricultural products. A commodity-linked derivative is a derivative instrument whose value is linked generally to the movement of a commodity or commodity index. This strategy may include investments in commodity-linked notes (sometimes referred to as structured notes), futures, forward, option and swap agreements, as well as equity and fixed-income securities of companies that, among other things, produce, process, convert, transport and service commodities. The fund currently may allocate up to 40% of its assets to commodities strategies.

Global macro strategies focus on macroeconomic variables and the impact these have on equity, fixed-income, hard currency and commodity markets. A global macro strategy seeks to profit from directional changes in currencies, stock and bond markets, commodity prices and market volatility. This strategy may include investments in equity or fixed-income securities, or currencies or commodity instruments through a variety of investment techniques, including futures, forward, option and swap agreements, structured notes and ETFs. The fund currently may allocate up to 40% of its assets to global macro strategies.

Managed futures strategies seek to generate positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed-income returns. Managed futures strategies include investments in a wide variety of futures contracts and futures-related instruments across different asset classes, including commodities, currencies, fixed-income and equities. Managed futures strategies typically take long and short positions in these instruments. The fund currently may allocate up to 30% of its assets to managed futures strategies.

Options strategies seek to reduce volatility, provide a steady cash flow and/or protect against significant market declines that may occur over short periods of time. Options strategies include investments in a wide variety of options contracts and option-related instruments across different asset classes, including commodities, currencies, fixed-income and equity securities and indexes. Options strategies may include writing (selling) index call options, including covered call options, and/or purchasing index put options. The fund currently may allocate up to 30% of its assets to options strategies.

The descriptions of the investment strategies above are subjective, are not complete descriptions of any investment strategy and may differ from classifications made by other investment advisers that implement similar investment strategies.

Dreyfus determines the fund's use of alternative investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. Dreyfus has the discretion to change the fund's investment strategies and the investment ranges when Dreyfus deems it appropriate without prior notice to shareholders.

The composition of the fund's investment portfolio will vary over time, based on its use of alternative investment strategies and its exposure to the asset classes, including commodities, real estate-related assets, foreign currencies, global equity and fixed-income securities, and cash and cash equivalents, in which the underlying funds invest. The fund, principally through underlying funds, may invest in the securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar, securities of issuers of any market capitalization, commodities and real estate-related securities (including REITs).

The fund, principally through underlying funds, may engage in short-selling and use derivatives. Derivative instruments may be used as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, to manage credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund or underlying fund. These instruments may include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), contracts for difference, forward contracts, swap agreements (including total return, interest rate and credit default swap agreements), options on swap agreements, and other derivative instruments (including commodity-linked instruments, such as structured notes). There is no limit to the amount of the fund's assets that may be invested in derivative instruments, either directly or through underlying funds. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund's assets among the investment strategies and the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Although the fund seeks to deliver returns that are not typically representative of the broad market by allocating its assets among non-traditional or alternative asset classes and investment strategies, there can be no guarantee that the performance of the fund or the underlying funds will have a low correlation to that of traditional asset classes under all market conditions.

• Non-traditional or alternative asset classes and investment strategies risk. The fund, principally through the underlying funds, may invest in asset classes and employ investment strategies that involve greater risks than the asset class investments and strategies used by typical mutual funds, including increased use of short sales, leverage, derivative transactions and hedging strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio.

• Conflicts of interest risk. Dreyfus or its affiliates may serve as investment adviser to one or more of the underlying funds, each of which pays advisory fees at different rates to Dreyfus or its affiliates. The interests of the fund on one hand, and those of an underlying fund on the other, will not always be the same.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.

The fund invests in shares of the underlying funds and thus the fund is subject to the same investment risks as the underlying funds in which it invests. Risks associated with an investment in the fund as a result of its investment in underlying funds and any direct investments, as applicable, are described below. References to the fund below include the underlying funds.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to fully implement its investment strategy that involves short selling due to a lack of available stocks or for some other reason.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the near future.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including:

changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q1, 2015: 3.50% Worst Quarter Q4, 2018: -6.80%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/18)
Class (Inception Date)	1 Year	Since Inception
Class A (3/31/14) returns before taxes	-12.00%	-1.86%
Class A returns after taxes on distributions	-12.13%	-2.01%
Class A returns after taxes on distributions and sale of fund shares	-7.01%	-1.40%
Class C (3/31/14) returns before taxes	-8.38%	-1.35%
Class I (3/31/14) returns before taxes	-6.32%	-0.28%
Class Y (3/31/14) returns before taxes	-6.23%	-0.14%
S&P 500® Index reflects no deductions for fees, expenses or taxes	-4.38%	8.54%
Lipper Alternative Multi-Strategy Funds Index reflects no deductions for fees, expenses or taxes	-4.19%	0.41%
Portfolio Management

The fund's investment adviser is Dreyfus.

Caroline Lee-Tsao and Jeffrey M. Mortimer, CFA, are the fund's primary portfolio managers responsible for investment allocation decisions, positions they have held since November 2015 and the fund's inception in March 2014, respectively. Ms. Lee-Tsao is the Senior Investment Strategist for BNY Mellon Wealth Management and Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management. Ms. Lee-Tsao and Mr. Mortimer are employees of The Bank of New York Mellon and Dreyfus.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover

Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks long-term capital appreciation. The fund's objective may be changed by the fund's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally allocates its assets across non-traditional or "alternative" asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund normally allocates its assets among other investment companies (the underlying funds) that employ alternative investment strategies. Underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and ETFs. The fund generally will allocate its assets to other funds managed by Dreyfus, and will allocate its assets to unaffiliated funds generally when the desired economic exposure to a particular alternative investment strategy is not available through a fund managed by Dreyfus or its affiliates or for diversification purposes. Although not a principal investment strategy, the fund also may invest directly in securities.

The fund seeks to achieve its investment objective—long-term capital appreciation—by allocating its assets among asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. The fund uses a "fund of funds" approach by investing in underlying funds. The fund currently intends to allocate its assets among underlying funds that employ the following alternative investment strategies:

Long/short strategies generally maintain long and short positions primarily in equity securities and equity derivatives, including futures, options, swap agreements and contracts for difference. Long/short strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, holding period and market capitalizations. Long/short strategies generally seek lower volatility than, and low to moderate correlation to, major equity market indices and typically will have significant short positions. Although the fund intends to maintain an overall long position in the fund's assets allocated to long/short strategies, in certain circumstances, the short positions in that portion of its assets may approach or reach the size of the fund's overall long positions in that portion of its assets. A short sale involves the sale of a security that the fund or underlying fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.

Absolute return hedge strategies employ a wide range of investment tools in seeking to achieve positive returns with low correlation to traditional performance benchmarks even in declining market conditions. Absolute return hedge strategies have the flexibility to allocate investments among global equities and fixed-income securities and other asset classes, including alternative or non-traditional asset classes, and use derivative instruments.

Real estate-related strategies focus on investing in securities related to the real estate industry (including publicly-traded real estate investment trust securities (REITs) and real estate operating companies) and may be diversified across multiple sectors. Companies engaged in the real estate industry include those involved in the development, ownership, construction, management or sale of real estate. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Commodities strategies seek to gain exposure to commodities markets by investing in commodity-linked derivative instruments and commodity-linked equity and fixed-income securities and commodity-related ETFs. Commodities are assets that have tangible properties, such as oil, precious metals, chemicals, and agricultural products. A commodity-linked derivative is a derivative instrument whose value is linked generally to the movement of a commodity or commodity index. This strategy may include investments in commodity-linked notes (sometimes referred to as structured notes), futures, forward, option and swap agreements, as well as equity and fixed-income securities of companies that, among other things, produce, process, convert, transport and service commodities.

Global macro strategies focus on macroeconomic variables and the impact these have on equity, fixed-income, hard currency and commodity markets. A global macro strategy seeks to profit from directional changes in currencies, stock and bond markets, commodity prices and market volatility. This strategy may include investments in equity or fixed-income securities, or currencies or commodity instruments through a variety of investment techniques, including futures, forward, option and swap agreements, structured notes and ETFs.

Managed futures strategies seek to generate positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed-income returns. Managed futures strategies include investments in a wide variety of futures contracts and futures-related instruments across different asset classes, including commodities, currencies, fixed-income and equities. Managed futures strategies typically take long and short positions in these instruments.

Options strategies seek to reduce volatility, provide a steady cash flow and/or protect against significant market declines that may occur over short periods of time. Options strategies include investments in a wide variety of options contracts and option-related instruments across different asset classes, including commodities, currencies, fixed-income and equity securities and indexes. Options strategies may include writing (selling) index call options, including covered call options, and/or purchasing index put options.

The descriptions of the investment strategies above are subjective, are not complete descriptions of any investment strategy and may differ from classifications made by other investment advisers that implement similar investment strategies.

Dreyfus determines the fund's use of alternative investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The strategies and the initial investment ranges (expressed as a percentage of the fund's investable assets) for allocating the fund's assets among those strategies, and the underlying funds in which the fund may invest, as of the date of this prospectus are as follows:

Strategy Underlying Fund	Range
Long/Short Strategies Unaffiliated Underlying Funds	0% to 55%
Absolute Return Hedge Strategies BNY Mellon Absolute Insight Multi-Strategy Fund Dreyfus Global Real Return Fund Unaffiliated Underlying Fund	0% to 40%
Real Estate-Related Strategies Dreyfus Global Real Estate Securities Fund	0% to 40%
Commodities Strategies Unaffiliated Underlying Fund	0% to 40%
Global Macro Strategies (Dreyfus) Dynamic Total Return Fund	0% to 40%
Managed Futures Strategies Unaffiliated Underlying Funds	0% to 30%
Options Strategies Unaffiliated Underlying Fund	0% to 30%

Dreyfus also has the discretion to change the fund's investment strategies and the investment ranges when Dreyfus deems it appropriate without prior notice to shareholders. If appreciation or depreciation in the value of an underlying fund's shares causes the percentage of the fund's assets invested in an investment strategy to fall outside the applicable investment range, the fund may, but is not required to, reallocate its assets. A portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. Dreyfus will rebalance the fund's investments in the underlying funds at least quarterly, but may do so more often in response to market conditions. Any changes to the underlying funds or allocation weightings may be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the underlying funds. To the extent an underlying fund offers multiple classes of shares, the fund generally will purchase shares of the class without a sales load or distribution and/or service fee.

The composition of the fund's investment portfolio will vary over time, based on its use of alternative investment strategies and its exposure to the asset classes, including commodities, real estate-related assets, foreign currencies, global equity and fixed-income securities, and cash and cash equivalents, in which the underlying funds invest. The fund, principally through underlying funds, may invest in the securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar, securities of issuers of any market capitalization, commodities and real estate-related securities (including REITs). The fund may purchase securities offered in initial public offerings (IPOs) or shortly thereafter.

The fund, principally through underlying funds, may engage in short-selling. A short sale involves the sale of a security that the fund or underlying fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To make delivery to the buyer, the fund or underlying fund must borrow the security, and it is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund or underlying fund. Until the security is replaced, the fund or underlying fund is required to pay the lender any dividends or interest accrued during the period of the loan. To borrow the security, the fund or underlying fund also may have to pay a fee to the lender, which would increase the cost of the security it sold short. The fund or underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund or underlying fund replaces the borrowed security. The fund or underlying fund will realize a gain if the security declines in price between those two dates. The potential loss in a short position is limited only by the maximum attainable price of the security less the price at which the security was sold. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the fund or underlying fund may be required to pay in connection with the short sale. When the fund or underlying fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. The fund and certain underlying funds also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. In addition, the fund and certain underlying funds may take a short position in an asset class by selling short shares of an ETF that invests in the subject asset class.

The fund, principally through underlying funds, may use derivative instruments as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, to manage credit or interest rate risk, to manage the effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund or underlying fund. These instruments may include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), contracts for difference, forward contracts, swap agreements (including total return, interest rate and credit default swap agreements), options on swap agreements, and other derivative instruments (including commodity-linked instruments, such as structured notes). There is no limit to the amount of the fund's assets that may be invested in derivative instruments, either directly or through underlying funds. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Swap agreements also can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities. The fund and certain underlying funds also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The fund and certain underlying funds also may make forward commitments in which the fund or underlying fund agrees to buy or sell a security in the future at an agreed upon price. The fund and certain underlying funds also may gain exposure to commodities markets by investing in commodity-linked or index-linked notes, which are derivative debt instruments whose principal and/or coupon payments are linked to commodities or commodity indices, in swap agreements, and/or in other commodity-linked instruments. These notes are sometimes referred to as "structured notes"' because the terms of these notes may be structured by the issuer and the purchaser of the note.

Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the fund or underlying fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund or underlying fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the fund or underlying fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that require periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may or underlying fund segregate liquid assets in an amount equal to the fund's or underlying fund's daily marked-to-market net obligations (i.e., the fund's or underlying fund's daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only the fund's or underlying fund's net obligations under the instrument, the fund or underlying fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate liquid assets equal to the full notional value of such instruments.

Description of Investment Strategies—Underlying Funds

The following describes the underlying funds in which the fund currently intends to allocate its assets in the indicated investment strategy.

Long/Short Strategies

The underlying funds in which the portion of the fund's assets allocated to long/short strategies may be invested currently include two unaffiliated underlying funds.

One of the unaffiliated underlying funds seeks to achieve its goal primarily by taking long and short positions on the global securities markets. This unaffiliated underlying fund uses long or short positions in common and preferred equity securities, ETFs and fixed income securities. This unaffiliated underlying fund also uses derivatives, including long and short positions from futures contracts on individual securities and indices, swaps, including total return and credit default swaps, on individual securities and indices, foreign currency forward contracts and call and put options on individual securities and indices. This underlying fund may invest in securities of, and derivative contracts on, U.S. and non-U.S. companies. The equity securities in which this underlying fund invests are generally those of companies with markets capitalizations of at last $250 million, measured at the time this underlying fund first invests in them. This underlying fund may continue to hold or add to a position in a stock after the company's market value has fallen below $250 million.

Another unaffiliated fund seeks to provide long-term total return using a hedged strategy. This underlying fund actively invests in long positions in stocks identified by its investment adviser as undervalued and takes short positions in stocks that the underlying fund's investment adviser has identified as overvalued. The cash proceeds for short sales (i.e., sales of securities the underlying fund does not own) are investments in short-term cash instruments to produce a return on such proceeds just below the federal funds rate.

Absolute Return Hedge Strategies

The underlying funds in which the portion of the fund's assets allocated to absolute return hedge strategies may be invested currently include BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus Global Real Return Fund and an unaffiliated underlying fund.

BNY Mellon Absolute Insight Multi-Strategy Fund normally allocates its assets across multiple "absolute return" investment strategies. Through exposure to these investment strategies, the underlying fund seeks to generate positive returns on a rolling 12-month basis with less volatility than major equity markets. The underlying fund is designed to complement traditional equity and fixed-income portfolios. The underlying fund is not managed to a benchmark index, but, instead, seeks to provide returns that are largely independent of market moves and not correlated to traditional equity and fixed-income markets. Insight Investment Management International Limited, an affiliate of Dreyfus, serves as this underlying fund's subadviser.

Dreyfus Global Real Return Fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. This underlying fund is not managed to a benchmark index; instead, it seeks to provide returns that are largely independent of market moves. This underlying fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and other alternative or non-traditional asset classes and strategies. This underlying fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments. Newton Investment Management (North America) Limited, an affiliate of Dreyfus, serves as this underlying fund's subadviser.

The unaffiliated underlying fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of this underlying fund is to achieve these returns with less volatility than major equity indices. This underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. This underlying fund may make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Real Estate-Related Strategies

The underlying fund in which the portion of the fund's assets allocated to real estate-related strategies may be invested currently includes Dreyfus Global Real Estate Securities Fund.

Dreyfus Global Real Estate Securities Fund invests in publicly-traded equity securities of companies principally engaged in the real estate sector. This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Although this underlying fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries and of companies of any market capitalization, including smaller companies. CSIM Investment Management LLC serves as this underlying fund's subadviser.

Commodities Strategies

The underlying fund in which the portion of the fund's assets allocated to commodities strategies may be invested currently includes an unaffiliated underlying fund.

The unaffiliated underlying fund seeks total return consisting of capital appreciation and current income by generally investing in a universe of allowable commodity-linked derivative instruments and fixed-income investments. This underlying fund gains exposure to commodities markets by investing in derivative instruments, such as structured notes whose principal and/or coupon payments are linked to commodities or commodity indices, in swap agreements, and/or in other commodity-linked instruments (such as futures contracts on individual commodities or commodity indices). This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives. This underlying fund invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. This underlying fund maintains an average portfolio duration of three years or less. This underlying fund's investments may include foreign securities denominated in foreign currencies.

Global Macro Strategies

The underlying fund in which the portion of the fund's assets allocated to global macro strategies may be invested currently includes (Dreyfus) Dynamic Total Return Fund.

(Dreyfus) Dynamic Total Return Fund invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. This underlying fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. This underlying fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or ETFs, and normally will use economic leverage as part of its investment strategy. This underlying fund also may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds), maturity or duration. This underlying fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments. This underlying fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the underlying fund that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. Mellon Investments Corporation, an affiliate of Dreyfus, serves as this underlying fund's subadviser.

Managed Futures Strategies

The underlying funds in which the portion of the fund's assets allocated to managed futures strategies may be invested currently include two unaffiliated underlying funds.

One of the unaffiliated underlying funds seeks to generate positive absolute returns over time. This underlying fund typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths, and may have both short and long exposures within an asset class. This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks positive absolute returns by investing primarily in a portfolio of futures contracts, futures-related instruments and equity swap agreements. This underlying fund's universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and equity swap agreements across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time. This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments. Once a trend is determined, this underlying fund will take either a long or short position in the given instrument. Generally, this underlying fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, swap agreements on equity index futures and equity swap agreements, global developed and emerging market currency forwards, commodity futures, swap agreements on commodity futures, global developed fixed-income futures, bond futures and swap agreements on bond futures. This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives. There are no geographic limits on the market exposure of the underlying fund's assets. This underlying fund may also invest in ETFs or exchange-traded notes.

Options Strategies

The underlying fund in which the portion of the fund's assets allocated to options strategies may be invested currently includes an unaffiliated underlying fund.

The underlying fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the underlying fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options is intended to reduce the underlying fund's volatility, provide steady cash flow and is an important source of the underlying fund's return, although it also reduces the underlying fund's ability to profit from increases in the value of its equity portfolio. The underlying fund also buys index put options, which are designed to protect the underlying fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price. From time to time, the underlying fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the underlying fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. This underlying fund may invest in companies with small, medium or large market capitalizations.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund's assets among the investment strategies and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the overall performance of the asset class the funds were selected to represent. The fund typically invests in a number of different underlying funds; however, to the extent the fund invests a significant portion of its assets in a single underlying fund, the fund will be more sensitive to the risks associated with that underlying fund and any investments in which that underlying fund focuses.

• Correlation risk. Although the fund seeks to deliver returns that are not typically representative of the broad market by allocating its assets among non-traditional or alternative asset classes and investment strategies, there can be no guarantee that the performance of the fund or the underlying funds will have a low correlation to that of traditional asset classes under all market conditions.

• Non-traditional or alternative asset classes and investment strategies risk. The fund, principally through the underlying funds, may invest in asset classes and employ investment strategies that involve greater risks than the asset class investments and strategies used by typical mutual funds, including increased use of short sales, leverage, derivative transactions and hedging strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio.

• Conflicts of interest risk. Dreyfus or its affiliates may serve as investment adviser to one or more of the underlying funds, each of which pays advisory fees at different rates to Dreyfus or its affiliates. The interests of the fund on one hand, and those of an underlying fund on the other, will not always be the same.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

The fund invests in shares of the underlying funds and thus the fund is subject to the same investment risks as the underlying funds in which it invests. Risks associated with an investment in the fund as a result of its investment in underlying funds and any direct investments, as applicable, are described below. References to the fund below include the underlying funds.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as structured notes, contracts for difference, swap agreements, forward contracts, over-the-counter options and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Moreover, if the lender of a borrowed security requires the fund to return the security to it on short notice, and the fund is unable to borrow the security from another lender, the fund may have to buy the borrowed security at an unfavorable price, resulting in a loss. Thus, there is a risk that the fund may be unable to fully implement its investment strategy that involves short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the near future.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

In addition to the principal risks described above, the fund, through its investment in underlying funds or directly, as applicable, is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund. References to the fund below include the underlying funds.

• Market sector risk. The fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately-issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.

However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Financial services industry risk.  Under normal circumstances, the fund concentrates its investments in the financial services industry.  This concentration subjects the fund to greater risk of loss as a result of adverse economic, business or other developments affecting companies in the financial services industry than if its investments were diversified across different industries.  The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy.  Financial services companies are exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations.  Financial services companies also are subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.

• Leverage risk. The use of leverage, such as entering into contracts for difference, swap agreements, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Tax risk. As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund may gain exposure to currency markets through entering into forward currency contracts. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not qualifying income. The fund may gain exposure to commodity markets through investments in commodity-linked structured notes. The tax treatment of commodity-linked notes may be adversely affected by future legislation, Treasury regulations or guidance issued by the Internal Revenue Service that could affect the character, timing or amount of the fund's taxable income or any gains and distributions made by the fund. The fund may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements. The fund also may gain exposure indirectly to commodity markets by investing in an underlying fund with a subsidiary. The Internal Revenue Service (IRS) has issued private letter rulings confirming that income from investment in such subsidiaries will constitute "qualifying income" for purposes of the 90% income test described above. The tax treatment of commodity-linked notes and other commodity-linked derivatives and the investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of the fund's taxable income or any gains and distributions made by the fund.

• Subsidiary risk. Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary's investments in commodities. The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act. As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the Investment Company Act of 1940, as amended. Changes in the laws of the United States and/or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund's prospectus and could negatively affect such underlying fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance. From time to time, an underlying fund may experience relatively large purchases or redemptions due to asset allocation decisions made by Dreyfus or its affiliates for their clients, including the fund, which may increase transaction costs.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $239 billion in 147 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .25% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six month period ended April 30, 2018. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.  Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries.  BNY Mellon has $33.1 trillion in assets under custody and administration and $1.7 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Caroline Lee-Tsao and Jeffrey M. Mortimer, CFA, have been the primary portfolio managers of the fund, jointly and primarily responsible for investment allocation decisions, since November 2015 and the fund's inception in March 2014, respectively.  Ms. Lee-Tsao is the Senior Investment Strategist for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon since August 2013. Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon since June 2012.  Ms. Lee-Tsao and Mr. Mortimer have been employed by Dreyfus since November 2015 and March 2013, respectively, and manage the fund in their capacity as employees of Dreyfus.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund or a financial intermediary that offers such classes and/or privileges or services. The fund also may offer one or more other classes of shares, described in separate prospectuses. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. No front-end sales charge or CDSC is charged on fund shares acquired through the reinvestment of fund dividends or capital gains distributions. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.dreyfus.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load—Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

*No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund for accounts maintained with the fund; these sales charge reductions and waivers are described below. In addition, shareholders purchasing Class A shares of the fund through Ameriprise Financial, Merrill Lynch, Morgan Stanley Wealth Management, or Raymond James & Associates, Inc., Raymond James Financial Services or Raymond James affiliates (Raymond James), as described below, are eligible only for sales charge reductions and waivers made available by such financial intermediaries; these sales charge reductions and waivers are also described below.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than Merrill Lynch or Raymond James (but including Ameriprise Financial and Morgan Stanley Wealth Management), you can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other Dreyfus Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other Dreyfus Funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

• Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other Dreyfus Funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (1) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (2) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund or through a financial intermediary, other than Ameriprise Financial, Merrill Lynch, Morgan Stanley Wealth Management or Raymond James:

• full-time or part-time employees, and their spouses or domestic partners and minor children, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds, and their spouses or domestic partners and minor children

• full-time employees, and their spouses and minor children, of financial intermediaries

• "wrap" accounts for the benefit of clients of financial intermediaries

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

• Retirement Plans, provided that, if such Class A shares are purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund for accounts maintained with the fund:

• investors who either (1) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly with a Dreyfus-managed fund since on or before February 28, 2006, or (2) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

• shares purchased through an Ameriprise Financial investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the Dreyfus Family of Funds)

• shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

• shares purchased from the proceeds of redemptions of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

Front-end sales charge reductions on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described above in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described above in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the Dreyfus Family of Funds held in accounts of the purchaser and the purchaser's household members at Merrill Lynch. Shares of funds in the Dreyfus Family of Funds not held in accounts of the purchaser's household members at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letter of intent, which allows for breakpoint discounts as described above in this prospectus, based on anticipated purchases of shares of funds in the Dreyfus Family of Funds purchased through Merrill Lynch over a 13-month period.

Front-end sales charge waivers on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and the shares are held for the benefit of the plan

• shares purchased by or through a 529 plan

• shares purchased through a Merrill Lynch-affiliated investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

• shares purchased through the Merrill Edge Self-Directed platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the Dreyfus Family of Funds)

• shares of the fund received through an exchange of Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares

• shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

• shares purchased by board members of the fund and employees of Dreyfus or any of its affiliates, as described in this prospectus

• shares purchased from the proceeds of a redemption of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (Right of Reinstatement)

Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased through a Morgan Stanley self-directed brokerage account

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

• shares purchased from the proceeds of redemptions from a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC

Front-end sales charge reductions on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the Dreyfus Family of Funds held in accounts of the purchaser and the purchaser's household members at Raymond James. Shares of funds in the Dreyfus Family of Funds not held in accounts of the purchaser's household members at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Front-end sales charge waivers on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased through a Raymond James investment advisory program

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the Dreyfus Family of Funds)

• shares purchased by employees and registered representatives of Raymond James and their family members as designated by Raymond James

• shares purchased from the proceeds of redemptions of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Raymond James' share class conversion policies and procedures

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC. See "Additional Information About CDSCs" below. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

• U.S.-based employees of BNY Mellon, board members of Dreyfus and board members of funds in the Dreyfus Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly from the fund

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund, provided that, in each case, they make an initial investment in Class Y shares of the fund of at least $1 million per plan sponsor or per super-omnibus account or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Additional Information About CDSCs

The fund's CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV). In addition:

• No CDSC is charged on fund shares you acquired by reinvesting your fund dividends or capital gains distributions.

• No CDSC is charged on the per share appreciation of your fund account over the initial purchase price of the shares.

• To keep your CDSC as low as possible, each time you place a request to sell shares, the fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

The fund's CDSC on Class A and C shares may be waived for shares purchased directly from the fund or through a financial intermediary, other than Merrill Lynch or Raymond James (but including Ameriprise Financial and Morgan Stanley Wealth Management), in the following cases:

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans, provided that, if such shares were purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

CDSC waivers on Class A and C shares purchased through Merrill Lynch

Fund shares purchased through an omnibus account maintained with Merrill Lynch are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• shares acquired through a Right of Reinstatement (as defined above)

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch

• redemptions of fund shares held in a retirement brokerage account that are exchanged for shares of a lower cost share class in connection with the transfer to certain fee based accounts or platforms

CDSC waivers on Class A and C shares purchased through Raymond James

Fund shares purchased through a Raymond James platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions due to receiving applicable required minimum distributions from retirement plans and IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made to pay Raymond James fees, but only if the redemption is initiated by Raymond James

• shares acquired through a Right of Reinstatement (as defined above)

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

"Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board.  Futures contracts will be valued at the most recent settlement price.  Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price; other underlying funds generally will be valued at their NAV. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors – Automatic Services."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) Dreyfus determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by Dreyfus. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund may charge regular accounts with balances below $2,000 an annual fee of $12. The fee generally will be imposed during the fourth quarter of each calendar year.

No small account fee will be charged: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Retirement Plan accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

To the extent the fund invests its assets in shares of the underlying funds, its distributable income and gains will normally consist of distributions from the underlying funds' income and gains and losses on the dispositions of shares of underlying funds. A portion of any qualified dividends received by the fund from an underlying fund may be designated as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares in your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.65	12.23	12.54	12.67	12.50
Investment Operations:
Investment income (loss)—net[b]	(.03)	.01	.06	.07	(.04)
Net realized and unrealized gain (loss) on investments	(.33)	.42	(.30)	(.04)	.21
Total from Investment Operations	(.36)	.43	(.24)	.03	.17
Distributions:
Dividends from investment income—net	(.05)	(.01)	(.07)	(.16)	-
Dividends from net realized gain on investments	-	-	-	(.00)[c]	-
Total Distributions	(.05)	(.01)	(.07)	(.16)	-
Net asset value, end of period	12.24	12.65	12.23	12.54	12.67
Total Return (%)[d]	(2.89)	3.52	(1.88)	.29	1.36 [e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	.86	.82	.85	.86	1.02[g]
Ratio of net expenses to average net assets[f]	.80	.75	.79	.80	.54[g]
Ratio of net investment income (loss) to average net assets[f]	(.24)	.07	.48	.58	(.53)[g]
Portfolio Turnover Rate	19.18	16.45	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	59	61	61	62	57

[a] From March 31, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding.

[c] Amount represents less than $.01 per share.
[d]Exclusive of sales charge.
[e]Not annualized.
[f]Amounts do not include the expenses of the underlying funds.

[g] Annualized.

Financial Highlights (cont'd)

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.57	12.22	12.54	12.64	12.50
Investment Operations:
Investment (loss)—net[b]	(.12)	(.08)	(.02)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments	(.37)	.43	(.30)	.00[c]	.24
Total from Investment Operations	(.49)	.35	(.32)	(.05)	.14
Distributions:
Dividends from investment income—net	-	-	-	(.05)	-
Dividends from net realized gain on investments	-	-	-	(.00)[c]	-
Total Distributions	-	-	-	(.05)	-
Net asset value, end of period	12.08	12.57	12.22	12.54	12.64
Total Return (%)[d]	(3.90)	2.86	(2.55)	(.37)	1.12 [e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.59	1.41	1.44	1.59	2.16[g]
Ratio of net expenses to average net assets[f]	1.55	1.41	1.44	1.50	1.34[g]
Ratio of net investment (loss) to average net assets[f]	(.99)	(.63)	(.16)	(.36)	(1.34)[g]
Portfolio Turnover Rate	19.18	16.45	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	26	27	33	34	39

[a] From March 31, 2014 (commencement of operations) to October 31, 2014.

b  Based on average shares outstanding.

[c] Amount represents less than $.01 per share.
d  Exclusive of sales charge.
e  Not annualized.
f  Amounts do not include the expenses of the underlying funds.

[g] Annualized.

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.69	12.27	12.58	12.70	12.50
Investment Operations:
Investment income (loss)—net[b]	.01	.05	.10	.03	(.05)
Net realized and unrealized gain (loss) on investments	(.34)	.43	(.28)	.02	.25
Total from Investment Operations	(.33)	.48	(.18)	.05	.20
Distributions:
Dividends from investment income—net	(.09)	(.06)	(.13)	(.17)	-
Dividends from net realized gain on investments		-	-	(.00)[c]	-
Total Distributions	(.09)	(.06)	(.13)	(.17)	-
Net asset value, end of period	12.27	12.69	12.27	12.58	12.70
Total Return (%)	(2.60)	3.97	(1.44)	.45	1.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.38	.35	.37	.43	1.06[f]
Ratio of net expenses to average net assets[e]	.38	.35	.37	.41	.52[f]
Ratio of net investment income (loss) to average net assets[e]	.08	.43	.79	.23	(.51)[f]
Portfolio Turnover Rate	19.18	16.45	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	1,446	1,780	1,336	633	119

[a] From March 31, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding.

[c] Amount represents less than $.01 per share.
[d] Not annualized.
[e]  Amounts do not include the expenses of the underlying funds.

[f] Annualized.

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.74	12.32	12.63	12.71	12.50
Investment Operations:
Investment income (loss)—net[b]	.03	.06	.11	.13	(.03)
Net realized and unrealized gain (loss) on investments	(.34)	.43	(.28)	(.03)	.24
Total from Investment Operations	(.31)	.49	(.17)	.10	.21
Distributions:
Dividends from investment income—net	(.10)	(.07)	(.14)	(.18)	-
Dividends from net realized gain on investments	-	-	-	(.00)[c]	-
Total Distributions	(.10)	(.07)	(.14)	(.18)	-
Net asset value, end of period	12.33	12.74	12.32	12.63	12.71
Total Return (%)	(2.43)	4.01	(1.39)	.82	1.68[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.30	.29	.30	.31	.36[f]
Ratio of net expenses to average net assets[e]	.30	.29	.30	.31	.36[f]
Ratio of net investment income (loss) to average net assets[e]	.27	.52	.92	.99	(.36)[f]
Portfolio Turnover Rate	19.18	16.45	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	446,522	475,659	509,333	477,866	373,341

[a] From March 31, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding.

[c] Amount represents less than $.01 per share.
[d]  Not annualized.
[e]  Amounts do not include the expenses of the underlying funds.

[f] Annualized.

NOTES

NOTES

For More Information

Dreyfus Alternative Diversifier Strategies Fund

A series of Dreyfus BNY Mellon Funds, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-22912

© 2019 MBSC Securities Corporation 6253P0319A